XZERES Acquires Rochester Power Saver, Inc., A Profitable Power Management And Power Efficiency Products Company

WILSONVILLE, OR – 4/25/11 -- XZERES Wind Corporation (OTCBB: XWND), designer, developer and producer of distributed generation, wind power systems for the small wind market (2.5kW-100kW), today announced the acquisition of substantially all of the assets of Rochester Power Saver Inc. This acquisition, in the form of an asset purchase, expands XZERES’ product offering beyond small wind power generation into the realm of power management and power efficiency solutions. The addition of this complimentary and diversified family of products enables XZERES to offer both business and residential customers, in urban and rural locations, the ability to reduce their power consumption, extend the life of their electrical equipment and electronics via central surge suppression, reduce their carbon footprint, and depending upon the type of customer and the application, provide significant energy savings.

Rochester makes a family of power efficiency products which are designed to improve the “power factor” and reduce the amount of reactive power being drawn at a location. By making this improvement, these power management devices can enhance the efficiency of inductive motors by reducing the amperage needed. The significance of power factor lies in the fact that utility companies supply customers with volt-amperes, but bill them for watts. Power factors below 1.0 require a utility to generate more than the minimum volt-amperes necessary to supply the real power (watts). This increases generation and transmission costs. Utilities typically charge additional costs to business customers who have a power factor below some limit.

The Rochester product line consists of several models, each having a different size and capacity rating. The products offer a compelling investment profile for customers with a quick payback period, generally less than 24 months and often as short as 6-8 months. Depending on the level of inductive motors on site, many customers have experienced reductions in their monthly electrical bills by 10% to as high as 20%. With most price points ranging from $500 to $2900 (depending on the unit) the customer purchase decision is made easy, particularly once they understand the benefits. For more information please visit www.xzeresenergy.com or xzeres.com.

XZERES intends to emphasize its sales and marketing efforts for this product on the commercial side, small and medium sized businesses as well as public institutions such as schools, libraries and other. Since businesses and institutional users are more subjected to electrical “demand” charges and are penalized for “low” power factors, these types of customers tend to see greater cost savings and a much higher ROI by installing the device. “From business owners to schools facing budget cuts around the country, these operators are seeking ways to save money in the face of their electrical demand and power bills continuing to rise. With a very economical purchase price and very quick payback period, installing this type of device can provide substantial savings over many years”, stated Frank Greco, XZERES CEO.

Although the technology and concept of power optimization and efficiency has been around for many years, it has largely been targeted toward the very large, industrial facilities that are heavy users of electricity. The middle–market business, all the way down to residential consumers has been extremely underserved with a high-quality, cost effective, power efficiency solution. That market is substantial and has an equal interest in finding ways to save money on electricity.

While the product line is complementary and will be offered as part of a solution to XZERES’ turbine customers, it will also be sold stand alone and will be marketed to a much broader customer base. The product is typically installed adjacent to the facility’s main distribution panel, and can therefore serve any location regardless of rural or urban and does not require any advanced permitting.

According to Frank Greco, XZERES CEO “this acquisition is significant for a number of reasons; It offers a complementary, yet alternative product line that can target a significant potential market, especially in the small, commercial businesses arena. Equally important, the products provide extremely high margins and the business is generating a profit from its current revenue run rate. As we leverage our existing, larger sales and marketing infrastructure to rapidly expand the business, we expect the product line to be a meaningful, high margin and profitable contributor to our operating performance going forward.”

According to Mike Dana, President of Rochester “while Rochester has experienced rapid growth since inception, we were looking for additional marketing and sales expertise and personnel to properly tackle the significant market opportunity that exists for this power efficiency solution. We are excited about what XZERES will bring to the table in terms of its strong sales, marketing, and distribution capabilities.

Under the terms of the acquisition, XZERES paid 304,721 shares of common stock, $50,000 in cash and will pay a 5% royalty on gross profits to the founders up to a maximum of $150,000 over the next 24 months. Mike Dana also agreed to a 3 year consulting agreement to continue assisting with sales and product development.

David N. Baker, XZERES’ Chairman stated, “this is XZERES’ first acquisition since acquiring our original small wind turbine assets in March of last year and is consistent with our strategy to purchase companies, assets and products that fit within the value chain between the point of energy consumption and the point of energy production. Our goal is to become a global, renewable energy and clean energy solutions company with diversification by product, business model and geography. We will continue to aggressively pursue acquisitions that we believe will enable us to realize that goal and which will be compelling to drive shareholder value.” David N. Baker further commented, “as we execute upon the aforementioned strategy, we will also begin the process of changing our corporate branding and begin referring to the company as ‘XZERES, with divisional areas such as our Wind Power Division and now our Power Management division”

For more information about XZERES or any of its products, please visit www.xzeres.com and www.xzeresenergy.com

Media Contact:

XZERES Investor Relations

503-388-7331

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About XZERES:

XZERES Wind Corp designs, develops, manufactures and markets distributed generation, wind power systems for the small wind (2.5kW-100kW) market as well as power management solutions. Our grid connected and off grid wind turbine systems, which consist of our 2.5kW and 10kW devices and related equipment, are utilized for electrical power generation for applications and markets such as residential, micro-grid based rural electrification, agricultural, small business, rural electric utility systems, as well as other private, corporate infrastructure and government applications. Our wind power systems are focused on distributed energy, where a specific machine's energy output is largely or entirely used on-site where the equipment is installed, as well as grid connected applications. While many of our customers take advantage of their local net-metering rules within the United States and Feed In Tariffs that are often available in Europe and Internationally (to sell power back to the grid), our wind power systems are not dependent on transmission needs to carry the energy produced to another location. For more information please see the Company's web site at www.xzeres.com

Forward Looking Statements and Safe Harbor Statement:

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. XZERES Wind Corp claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. These "Forward-looking statements" are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. These forward-looking statements may be identified by the use of terms and phrases such as "anticipates", "believes", "can", "could", "estimates", "expects", "forecasts", "intends", "may", "plans", "projects", "targets", "will", and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as new business models, new products, product enhancements, new technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. Management cautions that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, regulatory and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a)new business models may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse effects relating to the Company's business; (b) the challenge of compensating and retaining key employees; (c) the impact on the Company and our customers from the current domestic and international economic, geo-political and financial market conditions; (d) the success of our new products and new business models in achieving their expected benefits; (e) to perform as expected without material defects; (f) to be qualified and accepted by our customers, (g) to successfully compete with products, systems, technologies and services offered by our competitors; (h) we may not be successful in undertaking the steps currently planned in order to further develop the business; and (i) other risks and uncertainties described in our filings with the Securities and Exchange Commission.

Neither XZERES Wind Corp. management nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission that are available on the SEC's web site located at www.sec.gov. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

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